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                                                                    EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

     AGREEMENT made as of the 1st day of May, 1999 between AMERICA'S SHOPPING MALL, INC., a Nevada corporation (the "Company"), with offices at 382 Route 59,
Section 310, Monsey, New York and IRWIN SCHNEIDMILL (the "Executive"), with a residence at 20 Roble Road, Suffern, New York 10901.

                                   BACKGROUND

     The Executive and the Company desire that Executive shall be employed directly by the Company as President and Chief Executive Officer and that this Agreement shall supersede and replace any and all pre-existing employment agreements between the Executive and the Company.

     In consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereby agree as follows:

     1. Employment, Acceptance and Term.

          1.1 Subject to the terms and conditions of this Agreement, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to serve the Company, as President and Chief Executive Officer of the Company, and, each additional direct or indirect subsidiary of the Company formed or acquired hereafter (the Company together with any additional direct and indirect subsidiaries shall collectively be referred to as the"Company"). The Company shall, during the term hereof, insure the election and retention of the Executive as a member of the boards of directors, or other governing bodies of any direct or individual subsidiary, is subject to the Executive's approval.

          1.2.1 The term of the Executive's employment under this Agreement shall be five (5) years, and shall commence effective May 1, 1999 and shall end at the close of business on April 30, 2004.

     2. Duties and Authority. During the term of this Agreement:

          2.1.1 the Executive  shall use his best  efforts,  skill and abilities
     (a) to promote and protect the interests of the Company; (b) to serve in the positions set forth in Section 1.1 hereof and as a director of the Company and (c) to diligently perform, to the best of his abilities, the duties set forth in this Section 2, including such duties (consistent with his titles as set forth in Section 1.1 hereof and the description of his duties set forth in this Section 2) as may from time to time be assigned to him by the boards of directors, or other governing bodies, of the Company.


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          2.1.2 (a) Subject to the exception noted in  sub-paragraph  (b) below, the Executive shall devote substantially his full business time and energies during normal business hours to the business and affairs of the Company; and shall not accept any other employment outside the Company (whether or not for compensation), nor shall he permit such personal business interests as he may have, as permitted by sub-paragraph (b), to interfere with the performance of his duties hereunder or conflict with the interests of the Company; provided, however, that, so long as it does not interfere with the proper performance of his duties and obligations under the terms of this Agreement, nothing contained herein shall preclude the Executive from engaging in charitable and community affairs (including serving as a member of a board of directors or other governing body of a not-for-profit organization); managing his personal investments; subject to the approval of the board of directors of the Company, serving as a member of the board of directors or other governing body of any other company or organization; delivering lectures, fulfilling speaking engagements and any writing or publication relating to his areas of expertise; and serving as a consultant in his areas of expertise;

          (b) Notwithstanding anything to the contrary in subparagraph (a) above, it is expressly understood and agreed that Executive has outside business interests from which he shall continue to profit separately, and nothing in this Agreement shall be construed as precluding the Executive from engaging in or profiting from such activity.

          2.1.3 Subject to the bylaws of the Company and the respective bylaws of those direct and indirect subsidiaries of the Company and to the direction and control of the board of directors (or other governing body) of the Company and the respective boards of directors, or other governing bodies, of these direct and indirect subsidiaries of the Company, the Executive shall have supervision and control over, and responsibility for, among other things, the executive, business and financial operations of the Company and shall have the customary powers, responsibilities and authorities of those serving in the capacities set forth in Section 1.1 hereof for corporations of the size, type and nature of the Company. No other officer of any of the Company will be appointed with authority superior to that of the Executive; and

          2.1.4  the  Executive's  principal  place  of  business  will  be  the
     Company's executive offices currently located in Monsey, New York; provided, however, that the Executive shall be available to travel at such times and to such places as may from time to time be necessary or desirable in performance of the Executive's duties and the furtherance of the business of the Company. The Company's executive offices shall not be moved without the Executive's consent and the Executive shall not be required to move his present residence in order to perform the services contemplated hereby.

     3. Compensation.

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          3.1.1 During the term of this Agreement,  the Company shall pay to the
     Executive in accordance with the Company's  compensation  payment policies:
     (a) (i) a base salary at the annual rate of Two Hundred Fifty Thousand Dollars ($250,000) plus (b) any additional incentive compensation ("Bonus") which shall be paid solely in the discretion of the Company's Board of Directors.

          3.2.1 The compensation provided for in Section 3.1 hereof shall be inclusive of any and all fees and other compensation to which the Executive may at any time be entitled with respect to this Agreement for services rendered as an officer or director of the Company or any of respective subsidiaries or affiliated entities.

          3.2.2 All references herein to compensation to be paid to the Executive are to the gross amounts thereof which are due hereunder. The Company shall have the right to deduct therefrom all sums which may be required to be deducted or withheld under any provision of U.S. federal, state or local law (including, but not limited to, social security payments, income tax withholding, and any other deduction required by law) now in effect or which may become effective at any time during the term of this Agreement.

     4. Expenses. In addition to the compensation payable to the Executive pursuant to Section 3 hereof, the Company shall, upon submission of proper vouchers in respect thereof, pay or reimburse the Executive in accordance with the Company's policy for all business and entertainment expenses reasonable in amount and necessarily incurred by him during the term of this Agreement, it being understood that the Executive will need to incur substantial expenses of this type in the proper performance of his duties, given the Company's anticipated acquisitions and multiple business locations.

     5. Additional Benefits. In addition to the compensation and expenses to be paid or reimbursed to the Executive under Sections 3 and 4 hereof, and except as otherwise expressly provided herein, during the term of the Agreement:

          5.1.1 the Executive shall be entitled to participate (subject to uniformly applicable requirements for participation), in any health, disability, profit sharing or insurance plan now in force or hereafter adopted by the Company for the benefit of its Executives generally at the Executive's level;

          5.1.2 the  Executive  shall be entitled to an annual  vacation of four
     (4) weeks each year in accordance with the Company's policies. Vacations are to be taken at such time or times so as not to interfere with the operation of the business;

          5.1.3 the Executive shall be entitled to participate, subject to uniformly applicable requirements to participation, in any stock option plans or arrangements now in force for the benefit of senior executive officers generally of the Company. In addition, if as a result of the termination of the Executive's employment hereunder, the Executive is unable to exercise any of his options, the Company shall cause the Executive to be reimbursed for the amount paid by the Executive for such options;

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          5.1.4 to assist the  Executive in carrying out his duties,  to promote the best interests of the Company, and in recognition of the fact that the Executive frequently is called upon to pick up business associates in the Executive's automobile, and to entertain such business associates, and
     given  the  Company's   anticipated   acquisitions  and  multiple  business
     locations, the Company has deemed it to be in its best interest to make available, and the Company shall make available, to the Executive the exclusive use of an automobile (the cost of the lease or purchase financing which shall not exceed One Thousand Dollars ($1000) per month) reasonably selected by the Executive (which vehicle shall be replaced every three (3) years); provided, however, that the Executive may elect to replace such automobile prior to the end of any such three-year period, on the condition that if the cost of acquiring, leasing, maintaining or insuring any replacement automobile exceeds the cost of acquiring, leasing, maintaining or insuring the automobile which was provided by the Company, the Executive shall pay such incremental cost of such replacement automobile from his personal funds until the end of the applicable three-year period);

     6. Discharge. The Company shall have the right to discharge the Executive at any time with "cause". For the purposes of this Agreement, "cause" shall consist only of: (a) breach (whether by willful act or willful omission or through gross and continuing neglect) by the Executive of any material term or provision of this Agreement (it being understood that no act or failure to act on the part of the Executive shall be considered 'willful' unless done, or omitted to be done, by him in bad faith and without the reasonable belief that his action or omission was in the best interest of the Company), (b) the Executive's willful and continued failure (other than any such failure resulting from his incapacity due to physical or mental illness) to act subject to and in accordance with any proper and lawful specific direction of the Board of Directors of the Company or the internal rules and policies established by the Company (as published and delivered to the Executive from time to time) after a written demand for substantial performance is delivered to the Executive by the Board of Directors of the Company which specifically identifies the manner in which the Board believes that he has not substantially performed his duties, (c) fraud or dishonesty on the part of the Executive or the Executive's commission of any act of moral turpitude materially adversely the Company, or (d) the Executive's violation (except at the written direction of the Board of Directors of the Company) of any material statute governing the business of the Company, or of any material rules or regulations promulgated by any regulatory body governing the business of the Company.

     7. Termination of Employment. Notwithstanding the provisions of Section 1 hereof to the contrary, the Executive's employment under this Agreement shall terminate as follows upon the happening of any of the following events, whereupon the Company shall have no further obligations to the Executive hereunder, other than to pay the Executive: (a) his Base Salary up to and including his last day of employment; and (b) if applicable, amounts pursuant to the applicable provision of this Section 7:

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          7.1.1  automatically  and without  notice,  if the Executive shall die during the term hereof;

          7.1.2 (a) upon not less than sixty (60) days prior written notice to the Executive, if the Executive shall become "disabled" as defined in any group disability policy maintained by the Company for the benefit of its Executives, provided that in the event of such termination, the Executive shall be entitled to receive all compensation and benefits payable to him pursuant to Sections 3, 4 and 5 hereof until the date set forth in such notice and (b) during the period that the Executive shall be receiving compensation as provided in clause (a) above, he shall for all purposes continue to be considered an employee of the Company;

          7.1.3 automatically and without notice, if the Executive voluntarily terminates his employment with the Company other than for "Good Reason" (as defined in Section 7.4 below) without the written consent of the Company's Board of Directors, in which event, notwithstanding anything to the contrary herein, the Executive shall forfeit his unpaid Bonus;

          7.1.4 upon termination of the Executive's employment with the Company by mutual agreement between the Company's Board of Directors and the Executive; and

          7.1.5 upon written notice to the Executive of action taken by the Board of Directors of the Company to discharge the Executive for cause pursuant to Section 6 of this Agreement, in which case, notwithstanding anything to the contrary herein, the Executive shall be paid his Base Salary and reimbursable expenses up to and including his last day of employment.

          7.1.6 upon written notice from the Executive to the effect that he is terminating his employment for "Good Reason", in which event, the Executive shall be paid his Base Salary and reimbursable expenses up to and including his last day of employment, in monthly installments, for the balance of the term of this Agreement or, if longer, for one year. For the purposes of this Agreement, "Good Reason" shall mean:

               (a) without the express written consent of the Executive, the assignment to him of any duties grossly inconsistent with his positions, duties, responsibilities and status with the Company, or a change in his reporting responsibilities, titles, or offices, or any removal of him from or any failure to re-elect him to any of such positions, except because of the termination of his employment for Cause, Disability or Retirement or as a result of his death; or

               (b) the breach by the Company of Section 2.1.3. or 2.1.4 hereof.

          7.2 The right to receive the benefits as set forth in this Section 7 and in Section 17.2 below shall be the Executive's sole remedy with respect to a breach or termination of this Agreement by the Company.

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     8.  Non-Competition.  The  Executive  agrees  that  during  his  employment hereunder, the Executive shall not, in any manner, directly or indirectly, as an officer, director, stockholder, partner, associate, executive, consultant, owner, agent, creditor, coventurer, or otherwise, be or become interested in or be associated (whether or not for compensation) with any other corporation, firm, business or person that is not a subsidiary or affiliate of the Company engaged in a business competitive with that of the Company or any of the subsidiaries or affiliates of the Company (to the extent that the Executive shall have been involved therein or have become familiar therewith in his capacity as President and Chief Executive of the Company) as conducted or planned to be conducted by them, respectively, prior to the termination of the Executive's employment hereunder. Nothing herein contained shall be deemed to limit or prohibit the Executive from trading in stocks, securities, stock options, commodities, commodities futures instruments or similar instruments for his own account only on any exchange or over-the-counter market.

     9. Confidential Information.

          9.1 The Executive agrees that he shall not at any time (whether during the period of his employment hereunder or at any time thereafter) use, outside the scope of his employment hereunder or disclose to any person, corporation, firm, partnership or other entity whatsoever, or to any officer, director, stockholder, partner, associate, employee, agent or representative of any thereof, any confidential information or trade secrets of or relating to any of the Company. Notwithstanding anything to the contrary contained in this Section 9.1: (a) the Company agrees that information relating to the Company, its subsidiaries or affiliates, which is generally available to the public other than due to disclosure by the Executive, shall not be considered confidential information pursuant to this Section 9.1 and (b) after prior written notice to the Company, the Executive shall be permitted to disclose confidential information to the extent he is compelled to do so by a court of relevant jurisdiction or governmental body under applicable statute or regulation.

          9.2 Upon leaving the employ of the Company, the Executive shall not take with him, without the written consent of the then chief executive officer of the Company, any confidential information of the Company.

     10. Notices. All notices hereunder and other communications required or

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permitted to be given to either  party hereto shall be in writing and  delivered by hand or sent by registered mail, postage prepaid, or by telegram, addressed to such party at its address referred to above, or at such address as such party may from time to time designate by written notice to the other party hereto, given in accordance with the provisions of this Section 10. Any such notice or other communication shall be deemed to have been given on the date delivered by hand or on the fifth (5th) day after the mailing thereof.

     11. Assignment. This is a personal services agreement and the Executive may not assign this Agreement to any third party. The Company may assign this Agreement and the benefits hereunder without the consent of the Executive and without being relieved from any liability hereunder, to any of its direct or indirect "affiliates" or "associates" (as such terms are defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of 1933) and to any entity with which or into which the Company may be merged or combined.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its principles of conflicts of laws.

     13. Captions. All captions and headings herein contained are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

     14. Indemnification of the Executive.

          14.1.1 The Company shall, at all times during the term of this Agreement and thereafter, to the fullest extent permitted by the Corporation Law of the State of Nevada (as amended from time to time), defend, indemnify and hold the Executive harmless from and against any and all judgments, fines, amounts paid in settlement, reasonable and necessary out of-pocket expenses (including reasonable attorneys' fees), liabilities, damages, costs and claims actually incurred by or asserted against him arising out of, resulting from or relating to:

          14.1.2  any  threatened,   pending  or  completed   action,   suit  or
     proceeding, whether civil, criminal, administrative or investigative, to which the Executive is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of the Company or by reason of his serving or having served at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise; or

          14.1.3 any threatened, pending or completed action, suit or proceeding instituted by or in the right of the Company to procure a judgment in its favor and to which the Executive is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of the Company, or by reason of his serving or having served at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise.

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          14.2 The  Executive  agrees to  immediately  notify the Company of any claim or proceeding which might result in any liability of the Company under this Section 14 and agrees to fully cooperate with the Company in resolving such claim or proceeding. The Company shall have the right to retain counsel for the Executive in connection with any such claim or proceeding.

          14.3 All expenses incurred by the Executive which, are indemnifiable by the Company under this Section 14 shall be paid by the Company or reimbursed to the Executive as and when statements therefor are rendered.

          14.4 The Company shall use its best efforts to obtain and maintain in full force and effect during the term of this Agreement, directors' and officers' liability insurance policies providing full and adequate protection to the Executive for his capacities, provided that the Board of Directors of the Company shall have no obligation to purchase such insurance if, it its opinion, coverage as available only on unreasonable terms [such as would have a materially adverse effect on the financial condition of the Company.].

     15. Right to Sell Shares.

          15.2 The Executive shall do whatever is reasonably necessary in order to enable the Company to maintain key man life insurance on his life with all benefits payable to the Company. Upon termination of this Agreement, the Executive shall have the right to require the Company to terminate such insurance or to assume the obligation to pay the premiums for such insurance and to require the Company to name designees of the Executive as beneficiaries thereof

     17. Legal Costs.

          17.1 Upon presentation of a proper invoice therefor, the Company agrees to reimburse the Executive for all of the attorney's fees and costs, up to One Thousand Dollars ($1,000), incurred by the Executive in connection with the negotiation and preparation of this Agreement.

          17.2 In the event that there is legal action between the Company and the Executive for an alleged breach of any provision of this Agreement, and in the event the Executive's action is finally adjudicated or arbitrated primarily in his favor, all reasonably necessary legal fees and expenses incurred by the Executive pursuant to such legal action will be reimbursed to the Executive by the Company within ten (10) days after the Executive has presented an invoice therefor to the Company. The provisions of this
     Section 16.2 shall survive any termination of this Agreement.

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     IN WITNESS WHEREOF,  the parties here executed this Agreement as of the day and year first above written.


                                          AMERICA'S SHOPPING MALL


                                          By: /s/ Robert Trause
                                             ----------------------------
                                              Robert Trause, Director


/s/ Irwin Schneidmill
---------------------------
Irwin Schneidmill


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